SUPPLEMENT TO THE FIDELITY CASH RESERVES
AND FIDELITY U.S. GOVERNMENT RESERVES

JANUARY 19, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING NON-FUNDAMENTAL LIMITATIONS REPLACE LIMITATIONS (III) AND (V) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF FIDELITY CASH RESERVES BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING NON-FUNDAMENTAL LIMITATIONS REPLACE LIMITATIONS (III) AND (V) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF FIDELITY U.S. GOVERNMENT RESERVES BEGINNING ON PAGE 3.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)